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                                                                   EXHIBIT 10.74

                               SECOND AMENDMENT TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of March 28, 1997, is entered into between the Lenders party hereto, BANKERS TRUST COMPANY, a New York banking corporation, as agent for the Lenders (the "Agent"), FIRST FINANCIAL CARIBBEAN CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico ("FFCC"), and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico and a wholly-owned subsidiary of FFCC ("DMC", and together with FFCC, each a ABorrower" and collectively, the ABorrowers"), with reference to the First Amended and Restated Credit Agreement, dated as of September 25, 1996, between the Lenders, the Agent and the Borrowers (as amended by the First Amendment to First Amended and Restated Credit Agreement and Certain Other Loan Documents dated as of January 8, 1997, and as further amended, supplemented or otherwise modified from time to time, the ACredit Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

         The Lenders, the Agent and the Borrowers wish to amend the Credit Agreement as set forth herein.

         ACCORDINGLY, the parties hereto agree as follows:

         Section 1.  Amendments to Credit Agreement.

         (a) The definitions of "MINIMUM ATNW" and "PRIOR YEAR MINIMUM ATNW" shall be deleted from Section 1.1 of the Credit Agreement.

         (b) Section 5.3(b) of the Credit Agreement shall be amended to read as follows:

                  "(b) Adjusted Tangible Net Worth. Permit Adjusted Tangible Net Worth at any time to be less than $90,000,000."

         Section 2. Representations and Warranties. The Borrowers represent and warrant that, on and as of the date hereof, all of the representations and warranties made by them in the Credit Agreement and the other Loan Documents are true and correct as if made on and as of the date hereof and no Potential Default or Event of Default has occurred and is continuing.


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         Section 3. Effectiveness. This Amendment shall become effective as of the date hereof upon delivery to the Agent of counterparts of this Amendment , duly executed and delivered by the parties hereto.

         Section 4. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart.

         Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 6. Miscellaneous. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. Nothing contained herein shall operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                 FIRST FINANCIAL CARIBBEAN CORPORATION,
                                 as a Borrower

                                 By:      /S/ Mario S. Levis
                                        -----------------------------------
                                 Name:        Mario S. Levis
                                        -----------------------------------
                                 Title:       Executive V.P. & Treasurer
                                        -----------------------------------



                                 DORAL MORTGAGE CORPORATION,
                                 as a Borrower

                                 By:      /S/ Mario S. Levis
                                        -----------------------------------
                                 Name:        Mario S. Levis
                                        -----------------------------------
                                 Title:       Executive Vice President
                                        -----------------------------------



                                 BANKERS TRUST COMPANY,
                                 as Agent and as a Lender

                                 By:      /S/ Kevin McCann
                                        -----------------------------------
                                 Name:        Kevin McCann
                                        -----------------------------------
                                 Title:
                                        -----------------------------------


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                                      -2-

                                 FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as a Lender

                                 By:    /S/ R. Steven Hall
                                       -------------------------------------
                                 Name:      R. Steven Hall
                                       -------------------------------------
                                 Title:     Vice President
                                       -------------------------------------


                                 THE BANK OF BOSTON,
                                 as a Lender

                                 By:    /S/ Paul Chmielinski
                                       -------------------------------------
                                 Name:      Paul Chmielinski
                                       -------------------------------------
                                 Title:     Vice President
                                       -------------------------------------



                                 THE BANK OF NEW YORK,
                                 as a Lender

                                 By:    /S/ Robert A. Tweed
                                       -------------------------------------
                                 Name:      Robert A. Tweed
                                       -------------------------------------
                                 Title:     Vice President
                                       -------------------------------------



                                 NATIONAL CITY BANK OF KENTUCKY,
                                 as a Lender

                                 By:    /S/ Robert J. Ogburn
                                       -------------------------------------
                                 Name:      Robert J. Ogburn
                                       -------------------------------------
                                 Title:     Vice President
                                       -------------------------------------